UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(513) 629-8104

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a)

Marketfield Fund

Annual Report

December 31, 2020

Investment Adviser

Marketfield Asset Management LLC

369 Lexington Avenue

3rd Floor

New York, New York 10017

www.marketfield.com

Chairman’s Report

Class I shares of the Marketfield Fund (the Fund) generated a return of 20.20% for the fiscal year ended December 31, 2020, compared to a total return of 18.40% for the S&P 500 (SPX) Index. The Fund’s performance was generated with net exposure that was in the range of 70% to 75%, with strong performance in long positions and generally weak performance by shorts (index hedges excepted). It is also notable that the Fund was significantly underweight U.S. technology over the course of 2020, which was of course the primary driver of strong performance within the SPX Index. In our opinion, this represents a return that is strong in both absolute and relative terms, while the Fund’s composition means that it provided significant diversification when compared to a passive index following product.

2020 of course could be split into two distinct periods, pre- and post-COVID. During the first few weeks of the year the SPX powered higher, driven mostly by technology and our Fund underperformed this rally. The crash that took place in February and March 2020 took us by surprise, but we did benefit from having some index hedges and short positions in place, meaning that our drawdown was somewhat less than that of the Index. However, we suffered a deeper loss than we would have hoped, with our positions in U.S. homebuilders being the largest source of negative performance.

We did start to add to long positions in precious metal miners in late March 2020, correctly sensing that gold would be very sensitive to the radical shift in global monetary policy. We also covered some NASDAQ 100 (NDX) Index hedges and sold some lower beta index long positions in Europe. Most importantly we kept in place the cyclical bias in the portfolio, with allocations to U.S. housing, industrials, precious and industrial metals, Japan and emerging markets. Short positioning was concentrated in commercial real estate (office and residential REITs) and Utilities, with index hedges in the NDX Index.

From late March onwards the Fund recovered strongly, ending at a new all-time net asset value high on December 31, 2020 at $20.29 per share (Class I shares). However, the source of positive returns changed significantly over this 8-month period. After the initial “V” shaped rebound which carried all asset prices higher, performance was led by exposure to precious metal miners through the end of spring. At that point U.S. homebuilders started to significantly outperform the rest of the portfolio. In reaction to the strong gains we did trim allocations in both areas. This proved correct given that they both peaked during the summer and have been consolidating their gains since that time.

During the 4th quarter of 2020, performance was driven by general cyclical exposure in the U.S., particularly industrial, transportation and materials. Outside of the U.S., emerging markets, Taiwan and Japan have all generated above average returns, signifying a broadening of the rally in recent months away from technology related sectors, and a shift of global leadership away from U.S. and towards Asian markets. The Fund was well positioned to capture this shift in investor preference, and was therefore able to absorb the sideways performance of U.S. homebuilders and precious metals during the last quarter and still capture most of the gain in the overall equity market.

On the short side, we were pleased with the protection provided by the office and residential REITs during the COVID crash, and that they only recovered a portion of their losses during the subsequent recovery. We continue to view this as a useful allocation since the demand/supply imbalance of both apartments and office space in major urban cities (particularly New York) has worsened considerably over the course of 2020. Our short position in Utilities rebounded somewhat less than the overall market and is used as a hedge against rising rates and commodity cost inputs. Index hedges using the NASDAQ 100 (QQQ) ETF dampened losses during times of sharp drawdowns but overall lost money for the Fund. However, they did allow us to take a more aggressive stance in our long book, where the high beta and cyclical nature of our exposure does need to be balanced by a short position sensitive to the overall state of the equity market.

Looking ahead to 2021, we believe the Fund remains positioned to take advantage of unusually strong growth in demand for durable goods, with the majority of our long sided exposure sensitive to the supply of materials, manufacture, transportation and sale of durable goods. We believe that the potential for a relatively long and powerful cycle in this portion of the global economy has been underestimated, and that the average portfolio is underexposed to the relevant sectors and global indexes. The greatest risk we see in the months ahead is that the power of this revival may start to drain liquidity from financial markets towards the real economy, and that in response to signs of overheating, it will provoke central banks to reconsider their long term commitment to massive quantitative easing sooner than they currently expect.

We hope that this risk is partially mitigated by our short sided positioning, with Utilities and Real Estate both likely to be vulnerable under such a scenario. We are also mindful that there are signs of excess enthusiasm building in portions of global markets. We have tried to maintain exposure in less popular areas in recent months, but the speed of moves being registered mean that a long term all clear signal for investment seems less dependable today than when investors were panicking 9 months ago.

January 13, 2020

Michael Shaoul

Chairman, CEO & Portfolio Manager

The foregoing represents the opinions of the Chairman, CEO & Portfolio Manager, and are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Definitions:

NASDAQ-100 is an index which includes 100 of the world’s largest non-financial companies listed on the wider NASDAQ stock market based on their market capitalization.

Beta is a measure of an investment’s relative volatility.

The S&P 500® Index is a trademark of McGraw Hill Financial Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The securities holdings and volatility of the Fund differ significantly from the stocks that make up the S&P 500® Index.

An investment cannot be made directly in an index.

Past performance does not guarantee future results.

The Marketfield Fund is managed by Marketfield Asset Management LLC (the “Adviser”) and distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Before considering an investment in the Fund, you should understand that you could lose money.

The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may invest in derivatives, which may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates, and currency exchange rates. However, a mutual fund investor’s risk is limited to the amount invested in a fund. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investments in exchange-traded funds are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell such shares.

Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks. These risks may be greater for emerging markets. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. This risk is usually greater for longer term debt securities. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investing in the Fund involves the risk that the macroeconomic trends identified by portfolio management will not come to fruition and their advantageous duration may not last as long as portfolio management forecasts.

MARKETFIELD FUND

Expense Example

(Unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2020 to December 31, 2020.

This example illustrates the Fund’s ongoing costs in two ways:

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.50% when you invest. A contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions of Class A shares redeemed within twelve months of purchase. Class C shares are subject to a CDSC of 1.00% for shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARKETFIELD FUND

Expense Example (continued)

(Unaudited)

	Class A
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period July 1, 2020 - December 31, 2020*
Actual	$1,000.00	$1,200.20	$14.43
Hypothetical (5% return before expenses)	$1,000.00	$1,012.72	$13.20

*	Expenses are equal to the Class A shares’ annualized expense ratio of 2.61%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	Class C
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period July 1, 2020 - December 31, 2020*
Actual	$1,000.00	$1,195.40	$18.38
Hypothetical (5% return before expenses)	$1,000.00	$1,008.40	$16.81

*	Expenses are equal to the Class C shares’ annualized expense ratio of 3.33%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	Class I
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period July 1, 2020 - December 31, 2020*
Actual	$1,000.00	$1,201.30	$13.00
Hypothetical (5% return before expenses)	$1,000.00	$1,013.32	$11.89

*	Expenses are equal to the Class I shares’ annualized expense ratio of 2.35%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

MARKETFIELD FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by allocating the Fund’s assets among investments in equity securities, fixed-income securities, and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with Marketfield Asset Management LLC’s (the “Adviser”) evaluation of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and the Adviser’s perception of the outlook of the capital markets as a whole. The Adviser may allocate the Fund’s investments between equity securities and fixed-income securities at its discretion, without limitation. The Fund’s allocation of portfolio assets as of December 31, 2020 is shown below.

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

Average Annual Total Returns as of December 31, 2020

Class	Sales Charge		1 Year	5 Years	10 Years	Since Inception (7/31/2007)
Class A(1)	Maximum 5.5% Initial Sales Charge	With sales charge	13.28%	5.04%	3.41%	4.82%
		Excluding sales charge	19.88%	6.23%	4.00%	5.26%
Class C(1)	Maximum 1% CDSC if Redeemed	With sales charge	17.94%	5.41%	3.21%	4.46%
	within One Year of Purchase	Excluding sales charge	18.94%	5.41%	3.21%	4.46%
Class I(2)	No Sales Charge		20.20%	6.49%	4.24%	5.51%
S&P 500 Index			18.40%	15.22%	13.88%	9.61%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 311-MKTD (6583).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The Total Annual Operating Expenses in the Prospectus dated April 30, 2020 are 3.10%, 3.85% and 2.84% for Class A, Class C and Class I shares, respectively.

The S&P 500® Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. It is not possible to invest directly in an index.

(1)

Performance figures for Class A and Class C shares, first offered on October 5, 2012, include the historical performance of Class I shares through October 4, 2012 and are adjusted to reflect differences in fees and expenses. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on July 31, 2007. Unadjusted, the performance for the newer classes would likely have been different.

(2)

Performance figures for Class I shares prior to April 8, 2016 reflect the historical performance of the then-existing shares of the MainStay Marketfield Fund, a series of MainStay Funds Trust (the predecessor to the Fund, which was subject to a different fee structure, and for which the Adviser served as the investment sub-adviser) for periods from October 5, 2012 to April 8, 2016. The performance figures also reflect the historical performance of the then-existing shares of the predecessor fund to the MainStay Marketfield Fund (which was subject to a different fee structure, and for which a predecessor entity to the Adviser served as the investment adviser) for periods prior to October 5, 2012.

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

(1)

The minimum investment for Class I shares is $25,000 for individual investors. There is no minimum investment for Class I shares for institutional investors. The graph does not illustrate performance for a hypothetical investment made in Class A or Class C shares. If shown, the growth of the investment of Class A or Class C shares would have been lower than Class I shares to the extent those classes have lower minimum investments and sales loads.

MARKETFIELD FUND

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS — 68.17%

Auto Components — 0.30%
Continental AG(a)	3,316	$491,180

Building Products — 1.46%
TOTO Ltd.(a)	39,486	2,370,957

Chemicals — 2.03%
The Sherwin-Williams Co.	4,483	3,294,602

Communications Equipment — 2.38%
Ciena Corp.(b)	73,162	3,866,612

Electrical Equipment — 3.19%
Eaton Corp PLC	17,576	2,111,581
Rockwell Automation, Inc.	11,681	2,929,712
Siemens Energy AG(a)(b)	3,509	128,602

		5,169,895

Electronic Equipment, Instruments & Components — 4.34%
Keyence Corp.(a)	12,524	7,034,933

Energy Equipment & Services — 0.62%
Schlumberger Ltd.	45,686	997,325

Food & Staples Retailing — 3.93%
Costco Wholesale Corp.(c)	16,925	6,377,001

Health Care Equipment & Supplies — 3.29%
Intuitive Surgical, Inc.(b)	6,516	5,330,740

Hotels, Restaurants & Leisure — 0.68%
Dalata Hotel Group PLC(a)(b)	237,873	1,099,905

Household Durables — 10.93%
DR Horton, Inc.(c)	61,669	4,250,228
Lennar Corp. — Class A	34,702	2,645,333
PulteGroup, Inc.(c)	87,067	3,754,329
Sony Corp. — ADR(c)	70,042	7,081,246

		17,731,136

Industrial Conglomerates — 2.37%
Honeywell International, Inc.	13,370	2,843,799
Siemens AG(a)	7,018	1,007,556

		3,851,355

Machinery — 6.94%
Caterpillar, Inc.	18,538	3,374,287
Cummins, Inc.	17,311	3,931,328
Deere & Co.	14,684	3,950,730

		11,256,345

Metals & Mining — 9.99%
Barrick Gold Corp.(a)(c)	159,236	3,627,396
Compania de Minas Buenaventura SAA — ADR(b)	114,571	1,396,621
MMC Norilsk Nickel PJSC — ADR	109,108	3,404,170
Newmont Corp.(c)	60,870	3,645,504
Rio Tinto PLC — ADR	25,619	1,927,061
Vale SA — ADR	131,657	2,206,571

		16,207,323

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

December 31, 2020

	Shares	Value
Oil, Gas & Consumable Fuels — 1.02%
Devon Energy Corp.	62,784	$992,615
Golar LNG Ltd.(a)(b)	69,022	665,372

		1,657,987

Real Estate Management & Development — 1.32%
The St. Joe Co.	50,285	2,134,598

Road & Rail — 6.24%
Norfolk Southern Corp.(c)	23,484	5,580,033
Union Pacific Corp.	21,774	4,533,783

		10,113,816

Semiconductors & Semiconductor Equipment — 1.42%
Intel Corp.	46,203	2,301,833

Software — 2.79%
Microsoft Corp.	20,338	4,523,578

Specialty Retail — 2.93%
Ross Stores, Inc.	38,711	4,754,098

TOTAL COMMON STOCKS (Cost $53,500,202)		110,565,219

EXCHANGE-TRADED FUNDS — 29.59%
iShares MSCI Emerging Markets ETF(c)	232,463	12,011,363
iShares MSCI Japan ETF(c)	83,511	5,642,003
iShares MSCI Taiwan ETF(c)	134,965	7,163,942
iShares U.S. Home Construction ETF(c)	104,397	5,825,353
SPDR S&P Homebuilders ETF	63,569	3,664,117
SPDR S&P Oil & Gas Exploration & Production ETF	16,987	993,740
VanEck Vectors Gold Miners ETF(c)	148,851	5,361,613
VanEck Vectors Russia ETF	86,302	2,084,194
WisdomTree Japan Hedged Equity Fund(c)	96,503	5,251,693

TOTAL EXCHANGE-TRADED FUNDS (Cost $33,607,768)		47,998,018

SHORT-TERM INVESTMENTS — 2.46%
U.S. Bank Money Market Deposit Account, 0.015% (d)		3,995,816

TOTAL SHORT-TERM INVESTMENTS (Cost $3,995,816)		3,995,816

Total Investments (Cost $91,103,786) — 100.22%		162,559,053
Liabilities in Excess of Other Assets - (0.22)%		(354,457)

TOTAL NET ASSETS — 100.00%		$162,204,596

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	All or a portion of this security is pledged as collateral for securities sold short with an aggregate fair value of $51,591,770.
(d)	Seven day yield as of December 31, 2020.

Abbreviations:

ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
PJSC	An abbreviation used by many countries to signify an open joint-stock company.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

December 31, 2020

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Securities Sold Short

December 31, 2020

	Shares	Value
SECURITIES SOLD SHORT — (24.47)%

COMMON STOCKS — (1.65)%

Capital Markets — (1.65)%
Brookfield Asset Management, Inc.(a)	(64,911)	$(2,678,877)

TOTAL COMMON STOCKS (Proceeds $2,059,383)		(2,678,877)

EXCHANGE-TRADED FUNDS — (16.08)%
Invesco QQQ Trust Series 1	(45,300)	(14,212,422)
Utilities Select Sector SPDR Fund	(189,300)	(11,869,110)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $19,718,426)		(26,081,532)

REAL ESTATE INVESTMENT TRUSTS — (6.74)%
AvalonBay Communities, Inc.	(7,493)	(1,202,102)
Boston Properties, Inc.	(19,348)	(1,828,966)
Equity Residential	(22,751)	(1,348,679)
Essex Property Trust, Inc.	(6,416)	(1,523,287)
SL Green Realty Corp.	(63,058)	(3,756,996)
Vornado Realty Trust	(34,057)	(1,271,688)

TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $13,464,129)		(10,931,718)

Total Securities Sold Short (Proceeds $35,241,938)		$(39,692,127)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities

December 31, 2020

Assets
Investments in securities, at value (cost $91,103,786)	$162,559,053
Receivables:
Fund shares sold	6,449
Dividends and interest	105,347
Dividend tax reclaim	377,575
Deposits at brokers(1)	39,551,791
Other assets	28,345

Total Assets	202,628,560

Liabilities
Securities sold short, at value (proceeds received $35,241,938)	39,692,127
Payables:
Fund shares redeemed	167,969
To affiliates	54,650
To distributor	26,982
For shareholder servicing fees	38,869
To adviser	159,420
Dividends on short positions	197,495
Accrued expenses and other liabilities	86,452

Total Liabilities	40,423,964

Net Assets	$162,204,596

Net assets consist of:
Paid-in capital	499,959,641
Accumulated deficit	(337,755,045)

Net Assets	$162,204,596

Class A
Net assets	$42,482,695
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,128,488
Net asset value, minimum offering, and redemption price per share	$19.96
Maximum offering price per share (net asset value per share divided by 0.945)(2)	$21.12

Class C
Net assets	$28,077,159
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,494,838
Net asset value, offering, and redemption price per share(3)	$18.78

Class I
Net assets	$91,644,742
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	4,516,286
Net asset value, offering, and redemption price per share	$20.29

(1)	Serves as collateral for securities sold short and derivative instruments including futures, swaps and options.
(2)	Reflects a maximum sales charge of 5.50%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Year Ended December 31, 2020

Investment Income
Dividend income(1)	$2,281,744
Interest income	57,644

Total Investment Income	2,339,388

Expenses
Management fees	2,198,424
Dividend expense	1,016,292
Distribution fees — Class C	230,822
Transfer agent fees and expenses	208,232
Administration and accounting fees	203,752
Distribution fees — Class A	91,703
Shareholder servicing fees — Class C	76,941
Federal and state registration fees	58,260
Audit and tax fees	46,405
Reports to shareholders	42,712
Custody fees	41,414
Legal fees	31,816
Trustees’ fees	17,233
Chief Compliance Officer fees	11,983
Insurance expense	3,660
Pricing fees	1,692
Other expenses	6,848

Total Expenses	4,288,189

Less waivers and reimbursement by Adviser (Note 4)	(425,058)

Net Expenses	3,863,131

Net Investment Loss	(1,523,743)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	15,655,650
Purchased options	647,908
Foreign currency translations	127,092
Written options	(5,405)
Futures contracts	(672,822)
Securities sold short	(4,160,854)

11,591,569

Net change in unrealized appreciation (depreciation) on:
Investments	12,845,267
Securities sold short	2,856,674
Written options	41,082
Foreign currency translations	27,741
Purchased options	17,769
Futures contracts	(63,577)

15,724,956

Net Realized and Unrealized Gain on Investments and Foreign Currency	27,316,525

Net Increase in Net Assets From Operations	$25,792,782

(1)	Net of $64,993 in foreign withholding taxes and issuance fees.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
From Operations
Net investment income (loss)	$(1,523,743)	$500,759
Net realized gain (loss) on:
Investments	15,655,650	22,671,749
Futures contracts	(672,822)	1,380,317
Swap contracts	—	1,911,349
Securities sold short	(4,160,854)	(7,839,555)
Foreign currency translations	127,092	(13,040)
Purchased options	647,908	(434,165)
Written options	(5,405)	314,819
Net change in unrealized appreciation (depreciation) on:
Investments	12,845,267	21,929,145
Futures contracts	(63,577)	893,738
Swap contracts	—	950,879
Securities sold short	2,856,674	(16,676,090)
Foreign currency translations	27,741	27,586
Purchased options	17,769	(17,769)
Written options	41,082	(41,082)

Net increase in net assets from operations	25,792,782	25,558,640

From Distributions
Net dividends and distributions — Class A	—	(93,102)
Net dividends and distributions — Class I	—	(538,056)
Net dividends and distributions — Class R6	—	(8,208)

Net decrease in net assets resulting from dividend and distributions paid	—	(639,366)

From Capital Share Transactions
Proceeds from shares sold — Class A	7,888,190	3,933,141
Net asset value of shares issued to shareholders in payment of distributions declared — Class A	—	82,982
Payments for shares redeemed — Class A	(9,859,664)	(17,098,220)
Proceeds from shares sold — Class C	87,440	92,127
Payments for shares redeemed — Class C	(15,551,868)	(22,458,618)
Proceeds from shares sold — Class I	5,056,654	5,803,447
Net asset value of shares issued to shareholders in payment of distributions declared — Class I	—	512,494
Payments for shares redeemed — Class I	(33,458,225)	(78,578,751)
Proceeds from shares sold — Class R6(1)	44,645	63,138
Net asset value of shares issued to shareholders in payment of distributions declared — Class R6(1)	—	8,208
Payments for shares redeemed — Class R6(1)	(1,887,622)	(150,090)

Net decrease in net assets from capital share transactions	(47,680,450)	(107,790,142)

Total Decrease in Net Assets	(21,887,668)	(82,870,868)

Net Assets:
Beginning of Year	184,092,264	266,963,132

End of Year	$162,204,596	$184,092,264

(1)	Class R6 shares of the Fund were liquidated as of the close of business on November 30, 2020. See Note 1 to the financial statements.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value, Beginning of Year	$16.65	$14.92	$17.23	$14.26	$14.79

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.16)	0.04	(0.05)	(0.11)	(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	3.47	1.73	(2.26)	3.08	(0.31)

Total from investment operations	3.31	1.77	(2.31)	2.97	(0.53)

Less distributions paid:
From net investment income	—	(0.04)	—	—	—

Total distributions paid	—	(0.04)	—	—	—

Net Asset Value, End of Year	$19.96	$16.65	$14.92	$17.23	$14.26

Total return(2)	19.88%	11.87%	-13.41%	20.83%	-3.58%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$42,483	$37,761	$46,183	$75,929	$101,876

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	2.75%	2.94%	2.73%	2.72%	2.88%
After waivers and reimbursements of expenses(4)	2.47%	2.70%	2.52%	2.54%	2.84	%(7)

Ratio of net investment income (loss) to average net assets:(5)
Before waivers and reimbursements of expenses	(1.23)%	0.02%	(0.51)%	(0.90)%	(1.60)%
After waivers and reimbursements of expenses	(0.95)%	0.26%	(0.30)%	(0.72)%	(1.56)%

Portfolio turnover rate(6)	12%	17%	40%	5%	86%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.08%, 2.04%, 2.01%, 1.98%, and 1.87% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.80%, 1.80%, 1.80%, 1.80%, and 1.83% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

(5)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class A shares were subject to an expense limitation cap of 1.80%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value, Beginning of Year	$15.79	$14.22	$16.56	$13.80	$14.43

Income (loss) from investment operations:
Net investment loss(1)	(0.28)	(0.08)	(0.17)	(0.22)	(0.31)
Net realized and unrealized gain (loss) on investments and foreign currency	3.27	1.65	(2.17)	2.98	(0.32)

Total from investment operations	2.99	1.57	(2.34)	2.76	(0.63)

Net Asset Value, End of Year	$18.78	$15.79	$14.22	$16.56	$13.80

Total return(2)	18.94%	11.04%	-14.13%	20.00%	-4.37%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$28,077	$38,675	$55,958	$92,518	$123,651

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	3.46%	3.69%	3.49%	3.48%	3.65%
After waivers and reimbursements of expenses(4)	3.20%	3.46%	3.30%	3.30%	3.59	%(7)

Ratio of net investment loss to average net assets:(5)
Before waivers and reimbursements of expenses	(2.00)%	(0.76)%	(1.27)%	(1.67)%	(2.36)%
After waivers and reimbursements of expenses	(1.74)%	(0.53)%	(1.08)%	(1.49)%	(2.30)%

Portfolio turnover rate(6)	12%	17%	40%	5%	86%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.83%, 2.80%, 2.76%, 2.75%, and 2.65% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.57%, 2.57%, 2.57%, 2.57%, and 2.59% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class C shares were subject to an expense limitation cap of 2.57%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS I

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value, Beginning of Year	$16.88	$15.14	$17.44	$14.39	$14.89

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.12)	0.08	(0.02)	(0.07)	(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	3.53	1.75	(2.28)	3.12	(0.31)

Total from investment operations	3.41	1.83	(2.30)	3.05	(0.50)

Less distributions paid:
From net investment income	—	(0.09)	—	—	—

Total distributions paid	—	(0.09)	—	—	—

Net Asset Value, End of Year	$20.29	$16.88	$15.14	$17.44	$14.39

Total return(2)	20.20%	12.13%	-13.25%	21.20%	-3.36%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$91,645	$105,998	$163,260	$302,439	$376,791

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	2.47%	2.68%	2.47%	2.48%	2.61%
After waivers and reimbursements of expenses(4)	2.20%	2.44%	2.27%	2.30%	2.56	%(7)

Ratio of net investment gain (loss) to average net assets:(5)
Before waivers and reimbursements of expenses	(0.98)%	0.25%	(0.29)%	(0.64)%	(1.38)%
After waivers and reimbursements of expenses	(0.71)%	0.49%	(0.09)%	(0.46)%	(1.33)%

Portfolio turnover rate(6)	12%	17%	40%	5%	86%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.83%, 1.80%, 1.76%, 1.74%, and 1.61% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.56%, 1.56%, 1.56%, 1.56%, and 1.56% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

(5)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class I shares were subject to an expense limitation cap of 1.56%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Notes to Financial Statements

December 31, 2020

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

The Fund currently offers three classes of shares. Class I shares commenced operations on July 31, 2007. Class A and Class C shares commenced operations on October 5, 2012. Class R6 shares commenced operations on June 17, 2013. Class R6 shares of the Fund were liquidated as of the close of business on November 30, 2020. Effective as of the close of business on August 15, 2016, the Fund converted its Investor Class shares into Class A shares of the Fund. Effective as of the close of business on August 15, 2016, the Fund converted its Class R2 and Class P shares into Class I shares of the Fund. Class A shares are subject to an initial maximum sales charge of 5.50% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A shares made within 12 months of the date of purchase of Class A shares. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within 12 months of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. In addition, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the Fund, subject to satisfying the eligibility requirements of Class A or Class I shares, as applicable. Class C shares of the Fund automatically convert to Class A shares after 10 years. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service (Rule 12b-1) fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service (Rule 12b-1) fee.

Pursuant to a reorganization that took place after the close of business on April 8, 2016 (the “Reorganization”), the Fund is the successor to the MainStay Marketfield Fund, a series of MainStay Funds Trust (the “Predecessor Fund”). The Predecessor Fund and the Fund have the same investment objectives and substantially the same strategies and investment policies.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these schedules of investments. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service (“Pricing Service”). Forward foreign currency contracts are valued at the mean between the bid and asked prices by a Pricing Service. Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and ask prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service for the day such security is being valued.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined as described above. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security’s fair value will be determined.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Over-the-counter (“OTC”) option contracts on securities, currencies and other financial instruments with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer. Futures contracts and options thereon are valued at the last settlement price at the closing of trading on the relevant exchange or board of trade. Futures or options on futures positions for which reliable market quotations are not readily available shall be valued at a price supplied by a Pricing Service.

Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs. If a price provided by a Pricing Service differs from the price provided by an independent dealer by

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

10% or more or the Adviser otherwise believes that the price provided by the Pricing Service is inaccurately stated, the Adviser shall price the swap using the average of two prices obtained by independent dealers. In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

FASB Accounting Standards Codification, “Fair Value Measurements” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of December 31, 2020:

	Level 1	Level 2	Level 3(2)	Total
Assets:
Common Stocks(1)	$110,565,219	$—	$—	$110,565,219
Exchange-Traded Funds	47,998,018	—	—	47,998,018
Short-Term Investments	3,995,816	—	—	3,995,816

Total Assets	$162,559,053	$—	$—	$162,559,053

Liabilities:
Securities Sold Short
Common Stocks(1)	$(2,678,877)	$—	$—	$(2,678,877)
Exchange-Traded Funds	(26,081,532)	—	—	(26,081,532)
Real Estate Investment Trusts	(10,931,718)	—	—	(10,931,718)

Total Securities Sold Short	(39,692,127)	—	—	(39,692,127)

Total Liabilities	$(39,692,127)	$—	$—	$(39,692,127)

(1)	See the Schedule of Investments for industry/geographic classifications.
(2)

The Fund measures Level 3 activity as of the end of each financial reporting period. For the year ended December 31, 2020, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value is not applicable.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Realized foreign exchange gains or losses arising from sales of portfolio securities and sales

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

and maturities of short-term securities are reported within realized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currency other than U.S. dollars are disclosed separately.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest in derivatives for hedging purposes, to maintain liquidity or to seek total return. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security or other measurement. Derivatives include options, futures contracts, forward foreign currency contracts, swaps and related products. The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contracts and futures contracts during the period.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts — Options	Investments, at value	$—	Written options, at value	$—

Total		$—		$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 was as follows:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Total
Equity Contracts	$647,908	$(5,405)	$(672,822)	$(30,319)

Total	$647,908	$(5,405)	$(672,822)	$(30,319)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Total
Equity Contracts	$17,769	$41,082	$(63,577)	$(4,726)

Total	$17,769	$41,082	$(63,577)	$(4,726)

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

Options

The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to decreases in the value of the underlying instrument. Writing covered call options tends to decrease the Fund’s exposure to the underlying instrument. Writing uncovered call options increases the Fund’s exposure to loss in the event of increase in value of the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves the risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Fund to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option is that the Fund may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option is that if the value of the referenced foreign currency increases, and if the option is exercised, the Fund must either acquire the referenced foreign currency at the then higher price for delivery or, if the Fund already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

Futures	and Forward Foreign Currency Contracts

The Fund may enter into foreign currency forward exchange contracts. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The fair value of the contract fluctuates with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the obligations for futures contracts or the market value of the instrument underlying the contract.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets, with a value marked to market daily, sufficient to cover its potential obligations.

The average monthly notional amounts during the year ended December 31, 2020 were as follows:

Futures Contracts
Long	$4,943,333
Short	$—

The Fund did not hold any forward foreign currency contracts during the period.

Swap	Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes to manage these risks. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

The Fund did not hold any swaps during the period.

(d)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as dividend or interest expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.

(e)	Counterparty Credit Risk

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At December 31, 2020, the Fund had deposits with Bank of America Merrill Lynch, Citibank N.A., and Wells Fargo Securities, LLC (the “Brokers”), which served as collateral for derivative instruments and securities sold short. The Adviser determined, based on information available at the time, that the creditworthiness of each Broker is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

(f)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended December 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended December 31, 2017.

(g)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(j)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 distribution and service fees are expensed at 0.25% of average daily net assets of the Class A shares and at 1.00% of average daily net assets of the Class C shares. Expenses associated with a specific fund in the Trust are charged to that fund. Expenses are recognized on an accrual basis. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

net sale proceeds. Dividend income and expense, less net foreign withholding tax, are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Payments received on securities in default are recorded as return of capital.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended December 31, 2019 and 2020 were as follows:

	Ordinary Income	Long-Term Capital Gain
December 31, 2019	$639,366	$—
December 31, 2020	$—	$—

As of December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$91,274,407

Gross tax unrealized appreciation	78,982,450
Gross tax unrealized depreciation	(12,113,338)

Net tax unrealized appreciation	66,869,112

Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	—
Other accumulated losses	(404,624,157)

Total accumulated losses	$(337,755,045)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals.

At December 31, 2020, the Fund had short-term capital losses of $404,624,157, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended December 31, 2020.

The Fund utilized $11,283,148 of short-term capital loss carryover during the year ended December 31, 2020.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended December 31, 2020, the following table shows the reclassifications made:

Accumulated Deficit	Paid In Capital
$1,687,557	$(1,687,557)

(4)	Investment Adviser

The Trust, on behalf of the Fund, has an Investment Advisory Agreement (the “Agreement”) with Marketfield Asset Management LLC (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at an annual rate of the Fund’s average daily net assets as follows: 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion. For the year ended December 31, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.40% and the Adviser earned fees in the amount of $2,198,424 from the Fund.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses (the “Expense Limitation Cap”) at least through April 30, 2022, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses for each share class (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the Expense Limitation Cap as follows:

Class A	Class C	Class I
1.80%	2.57%	1.56%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the waivers per class that are subject to potential recovery expiring on:

	Class A	Class C	Class I	Class R6(1)
December 31, 2021	$130,246	$143,863	$476,208	$7,441
December 31, 2022	$100,616	$107,074	$309,041	$5,735
December 31, 2023	$102,444	$80,122	$237,327	$5,165

(1)	Class R6 shares of the Fund were liquidated as of the close of business on November 30, 2020.

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor” or “Quasar”), the Fund’s distributor and principal underwriter. Pursuant to the 12b-1 Plan, the Distributor receives a distribution fee of 0.25% of the average daily net assets of the Class A shares for services to prospective Fund shareholders and distribution of Fund shares. Pursuant to the 12b-1 Plan, Class C shares pay the Distributor a distribution fee of 0.75% of the average daily net assets of the Class C shares, along with a shareholder servicing fee of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to the 12b-1 Plan. As of and during the year ended December 31, 2020, the Fund accrued and owed expenses related to the 12b-1 Plan as presented in the Statement of Operations and Statement of Assets and Liabilities, respectively, as follows:

	12b-1 Fees		Shareholder Servicing Fees
	Fees Expensed	Fees Owed	Fees Expensed	Fees Owed
Class A	$91,703	$5,291	N/A	N/A
Class C	$230,822	$21,691	$76,941	$38,869

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor was an affiliate of Fund Services and U.S. Bancorp through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Trust has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank National Association (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. The following table details the fees expensed for each service during the year ended December 31, 2020, as well as the fees owed as of December 31, 2020.

	Fees Expensed During Fiscal Year		Fees Owed as of December 31, 2020
Administration and Fund Accounting	$203,752		$34,732
Pricing	1,692		311
Custody	41,414		4,496
Transfer Agent	80,679	(1)	13,121

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 9).

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank and is deemed to be an “interested” person of the Trust as defined by the 1940 Act.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. For the year ended December 31, 2020, the Fund was allocated $11,983 of the Trust’s Chief Compliance Officer fee. At December 31, 2020, the Fund owed fees of $1,990 to Fund Services for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	446,194	245,042
Shares reinvested	—	4,977
Shares redeemed	(586,308)	(1,076,869)

Net decrease	(140,114)	(826,850)

Class C
Shares sold	6,121	6,164
Shares redeemed	(961,327)	(1,490,129)

Net decrease	(955,206)	(1,483,965)

Class I
Shares sold	285,401	361,834
Shares reinvested	—	30,306
Shares redeemed	(2,047,576)	(4,900,402)

Net decrease	(1,762,175)	(4,508,262)

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

	Year Ended December 31, 2020(1)	Year Ended December 31, 2019
Class R6
Shares sold	2,683	3,852
Shares reinvested	—	481
Shares redeemed	(100,063)	(9,410)

Net decrease	(97,380)	(5,077)

(1)	Class R6 shares of the Fund were liquidated as of the close of business on November 30, 2020.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the year ended December 31, 2020 are detailed below.

Purchases
U.S. Government	$0
Other	17,646,360

$17,646,360

Sales
U.S. Government	$0
Other	58,920,244

$58,920,244

(9)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lesser of 33.33% of the fair value of unencumbered net assets of the Fund or $15,000,000, which expires on August 7, 2021. This unsecured line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions. Interest was accrued at the prime rate of 4.75% from January 1, 2020 through March 3, 2020, 4.25% from March 4, 2020 through March 15, 2020, and 3.25% thereafter. The credit facility is with the Fund’s custodian, U.S. Bank. The Fund did not borrow on the line of credit during the year ended December 31, 2020.

(10)	Recent Market Events

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2020

(11)	Subsequent Events

The Fund has evaluated events and transactions that have occurred subsequent to December 31, 2020 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

MARKETFIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marketfield Fund and the Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, and schedule of securities sold short of the Marketfield Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

February 26, 2021

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

MARKETFIELD FUND

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 18, 2020 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Marketfield Fund (the “Fund”), a series of the Trust, and Marketfield Asset Management LLC (the “Adviser”). The Trustees also met at a prior meeting held on June 25, 2020 (the “June 25, 2020 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a private fund managed by the Adviser, and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2021.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Michael C. Aronstein and Michael Shaoul, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with the Adviser to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations in a predominately work-from-home environment. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund’s Class I shares for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2020. In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Class I shares of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500® Total Return Index, and in comparison to a peer group of U.S. open-end long-short equity funds in the Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”). The Trustees noted the Adviser manages a private investment fund with an investment strategy similar to that of the Fund.

The Trustees noted that for the quarter, one-year, three-year, five-year and ten-year periods ended March 31, 2020, the Fund’s performance for Class I shares ranked below the Morningstar Peer Group median. The Trustees also noted that for the one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2020, the Fund’s Class I shares had underperformed the S&P 500® Total Return Index, but that for the quarter ended March 31, 2020 the Fund’s Class I shares had outperformed the S&P 500® Total Return Index. The Trustees also reviewed the Fund’s performance relative to the Adviser’s private fund with an investment strategy similar to that of the Fund, noting that the performance for relevant periods was not materially different.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that, despite comparative underperformance for certain periods reviewed, the Fund and its shareholders could benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s reorganization into the Trust, and had not yet recouped those subsidies. The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Advisory Agreement, as well as the Fund’s brokerage practices. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 25, 2020 meeting and the August 18, 2020 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.40% was above the Morningstar Peer Group average of 1.15%. The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.56% for Class I shares was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.87%.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Fund was not profitable to the Adviser after accounting for marketing and distribution expenses, but the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure contained breakpoint reductions as the Fund’s assets grow in size. With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2021 as being in the best interests of the Fund and its shareholders.

MARKETFIELD FUND

Statement Regarding Liquidity Risk Management Program

(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Marketfield Asset Management LLC (“Marketfield”), the investment adviser to the Marketfield Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Marketfield as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its LRMP Committee consisting of Portfolio Managers, Senior Traders, Operations Manager, and the Chief Compliance Officer. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 14, 2020, the Board reviewed the Program Administrator’s written annual report for the period December 1, 2019 through June 30, 2020 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

MARKETFIELD FUND

Additional Information

(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-311-6583.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	21	Professor Emeritus, Department of Accounting (June 2019–Present), Professor, Department of Accounting (2004–May 2019), Chair, Department of Accounting (2004–2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company (2001-2021)).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	21	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	Independent Trustee, USA MUTUALS (an open-end investment company (2001-2021)).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	21	Retired (2011-present).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010–2015).

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	21	President (2017–present), Chief Operating Officer (2016–2020), Executive Vice President (1994–2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003–2017); Trustee, USA MUTUALS (an open-end investment company) (2001–2018).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002–present).	N/A

Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017–present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016–January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016–November 2016); Vice President, CCO and Senior Legal Counsel (May 2016–November 2016), Assistant CCO and Senior Legal Counsel (January 2016–April 2016), Senior Legal and Compliance Counsel (2013–2015), Heartland Advisors, Inc.	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019–present); Partner, Practus, LLP (2018–2019); Counsel, Drinker Biddle & Reath (2016–2018); Counsel, Huntington Bancshares, Inc. (2011–2015).	N/A

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007–present).	N/A

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-311-6583. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-311-6583, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s filings on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-800-311-6583 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management LLC 369 Lexington Avenue 3rd Floor New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 111 South Wacker Drive Chicago, Illinois 60606

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 111 East Kilborn Avenue Suite 2200 Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MJ ANNUAL

(b) Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2017.

Item 3. Audit Committee Financial Expert.

Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$38,500	$37,300
Audit-Related Fees	0	0
Tax Fees	7,525	7,300
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last half-year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on March  9, 2017

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	March 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	March 2, 2021

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	March 2, 2021

*	Print the name and title of each signing officer under his or her signature.